SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): October 28, 2004

                               TELULAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                      0-23212               36-3885440
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
        Incorporation)                File Number)      Identification Number)


647 North Lakeview Parkway, Vernon Hills, Illinois                60061
      (Address of Principal Executive Offices)                  (Zip Code)

                                 (847) 247-9400
              (Registrant's Telephone Number, Including Area Code)

Item 2.02.  Results of Operations and Financial Condition.

         On October 28, 2004, Telular Corporation issued a press release reporting its fiscal year 2004 fourth quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item
7.01 to this Report on Form 8-K.

Item 7.01.  Regulation FD Disclosure.

         On October 28, 2004, Telular Corporation issued a press release reporting its fiscal year 2004 fourth quarter results. This press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under item
7.01 to this Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits

         99.1 Press Release issued by Telular Corporation dated October 28,
2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 28, 2004

                                      TELULAR CORPORATION


                                       /s/ JEFFREY L. HERRMANN
                                       -------------------------------------
                                       Jeffrey L. Herrmann
                                       Executive Vice President, Chief Operating
                                       Officer and Chief Financial Officer


Exhibit Index

Sequential
Exhibit
Number                                   Document Name

99.1                                     Press Release dated October 28, 2004